Exhibit 10.73

SECURITY AGREEMENT

This Security Agreement (the “Agreement”) is entered into this 16th day of March 2015 by Mecklermedia Corporation, a Delaware corporation (“Mecklermedia”), Mecklermedia.com Subsidiary Corporation, a Delaware corporation (“Mecklermedia.com”), and Inside Network, Inc., a California corporation (“Inside Network”) (each a “Debtor” and, collectively, “Debtors”), whose address is 50 Washington Street, 9th Floor, Suite 912, Norwalk, CT 06854, in favor of Drew Lane Holdings, LLC, a Delaware limited liability company (hereinafter referred to as “Secured Party”), whose address is 4 New York Plaza, FL 7, New York, NY 10004.

WHEREAS, simultaneously with the execution of this Agreement, Debtors are issuing to Secured Party a Secured Promissory Note, dated of even date herewith, in the maximum principal amount of Five Hundred Thousand Dollars ($500,000.00) (the “Loan”), as amended and in effect from time to time (the “Note”); and

WHEREAS, as a condition to making the Loan evidenced by the Note, Secured Party is requiring Debtors to execute and deliver this Agreement for the purpose of securing all of their Obligations (as defined below) to Secured Party.

NOW, THEREFORE, in consideration of the foregoing and to induce Secured Party to accept the Note and to make the Loan to Debtors evidenced thereby, Debtors agree as follows:

Section 1. DEFINITIONS.

All capitalized terms used herein without definition shall have the respective meanings ascribed thereto in the Note. Any term used in this Agreement which is defined in the UCC (as defined below) and not otherwise defined in this Agreement or any other Loan Document shall have the meaning ascribed thereto in the UCC. The following terms shall have the following meanings:

“Collateral” has the meaning set forth in Section 2.

“Damages” has the meaning set forth in Section 30.

“Debtor” and “Debtors” have the meanings set forth in the above introductory paragraph.

“Default” has the meaning set forth in Section 25.

“Jurisdiction” has the meaning set forth in Section 31C.

“Loan” has the meaning set forth in the above recitals.

“Loan Documents” refers to all documents, including this Agreement and the Note, whether now or hereafter existing, executed in connection with or related to the Obligations, and may include, without limitation and whether executed by Debtors or others, promissory notes, guaranty agreements, deposit or other similar agreements, pledge agreements, other security agreements, security instruments, financing statements, mortgage instruments, and any renewals or modifications, whenever any of the foregoing are executed.

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“Note” has the meaning set forth in the above recitals.

“Obligations” means any and all obligations of Debtors to Secured Party in connection with the Loan under the Loan Documents however created, arising or evidenced, whether direct or indirect, joint or several, absolute or contingent, now existing or hereafter arising or acquired, including future advances, and all costs and expenses incurred by Secured Party to obtain, preserve, perfect and enforce the security interest granted herein and to maintain, preserve and collect the property subject to such security interest.

“Permitted Encumbrances” means (i) liens, charges or encumbrances for taxes, assessments or governmental changes or claims which are not yet due and payable, (ii) statutory liens of landlords, carriers, warehousemen, mechanics and materialmen and (iii) other liens imposed in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other types of social security.

“Regulation U” has the meaning set forth in Section 23.

“Secured Party” has the meaning set forth in the above introductory paragraph.

“UCC” means the Uniform Commercial Code as presently and hereafter enacted in the State of Delaware.

Section 2. GRANT OF SECURITY INTEREST.

For value received and to secure payment and performance of the Obligations, Debtors hereby grant to Secured Party a continuing security interest in and lien upon all of Debtors’ accounts, equipment, inventory, goods, fixtures, cash and currency, chattel paper, instruments, investment property, documents, letter-of-credit rights, deposit accounts, commercial tort claims, insurance claims and proceeds, contract rights, general intangibles and intellectual property rights, wherever located, whether now owned or hereafter acquired, and any additions, replacements, accessions, or substitutions thereof, all cash and non-cash proceeds and products thereof and all supporting obligations related thereto (collectively, “Collateral”).

Section 3. OWNERSHIP OF COLLATERAL.

Debtors own the Collateral or have rights in the Collateral. The Collateral is free and clear of all liens, security interests, and claims, except for Permitted Encumbrances and those previously reported in writing to and approved by Secured Party. Debtors will keep the Collateral free and clear from all liens, security interests and claims, other than Permitted Encumbrances and those granted to or approved by Secured Party, and will defend the Collateral against all claims and demands of all persons at any time claiming any interest therein adverse to Secured Party. Debtors will not transfer, sell, or lease Collateral, except as otherwise permitted herein.

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Section 4. NAME AND OFFICES; JURISDICTION OF ORGANIZATION.

The names and addresses of Debtors appearing at the beginning of this Agreement are Debtors’ exact legal names and the address of their chief executive office. Mecklermedia and Mecklermedia.com are organized solely under the laws of the State of Delaware and have not changed the jurisdiction of their organization within the five (5) years preceding the date hereof, except as previously reported in writing to Secured Party. Inside Network is organized solely under the laws of the State of California and has not changed the jurisdiction of its organization within the five (5) years preceding the date hereof, except as previously reported in writing to Secured Party.

Sction 5. NOTIFICATIONS; LOCATION OF COLLATERAL.

Each Debtor will notify Secured Party in writing at least fifteen (15) days prior to any change in, as applicable: (i) such Debtor’s chief place of business; (ii) such Debtor’s name or identity; (iii) such Debtor’s corporate/organizational structure; or (iv) the jurisdiction in which such Debtor is organized. In addition, each Debtor shall promptly notify Secured Party of any claims or alleged claims of any other person or entity to the Collateral or the institution of any litigation, arbitration, governmental investigation or administrative proceedings against or affecting the Collateral. Each Debtor will keep Collateral at the location(s) previously provided to Secured Party until such time as Secured Party provides written advance consent to a change of location, which consent will not be unreasonably withheld or delayed. Debtors will bear the cost of preparing and filing any documents necessary to protect Secured Party’s liens.

Section 6. COLLATERAL CONDITION AND LAWFUL USE.

Debtors represent that the Collateral is in good repair and condition and that Debtors will use reasonable care to prevent Collateral from being damaged or depreciating, normal wear and tear excepted. Debtors will promptly notify Secured Party of any material loss or damage to Collateral. Debtors will not permit any item of Collateral to become an accession to other property unless such property is also Collateral hereunder. Debtors represent that they are in compliance in all material respects with all laws, rules and regulations applicable to the Collateral and their properties, operations, business, and finances.

Section 7. RISK OF LOSS AND INSURANCE.

Debtors shall bear all risk of loss with respect to the Collateral. The injury to or loss of Collateral, either partial or total, shall not release Debtors from payment or other performance hereof. Debtors agree to obtain and keep in force property insurance on the Collateral (and if requested by Secured Party, with a lender’s loss payable endorsement in favor of Secured Party), commercial general liability insurance (and if requested by Secured Party, naming Secured Party as additional insured), and such other insurance as Secured Party may reasonably require from time to time. Such insurance is to be in form and amounts reasonably satisfactory to Secured Party and issued by reputable insurance carriers reasonably satisfactory to Secured Party. Upon Secured Party’s written request, all such policies shall provide to Secured Party a minimum of thirty (30) days’ written notice of cancellation. Debtors shall furnish to Secured Party copies of such policies, or other evidence of such policies reasonably satisfactory to Secured Party upon request. If Debtors fail to obtain or maintain in force such insurance or fail to furnish such evidence, Secured Party is authorized, but not obligated, to purchase any or all such insurance protecting such interest as Secured Party deems appropriate against such risks and for such coverage and for such amounts, including either the loan amount or value of the Collateral, all at its discretion, and at Debtors’ expense. In such event, Debtors agree to reimburse Secured Party for the cost of such insurance, and Secured Party may add such cost to the Obligations. Debtors shall bear the risk of loss to the extent of any deficiency in the effective insurance coverage with respect to loss or damage to any of the Collateral. Upon the occurrence and continuation of a Default beyond any applicable grace period, Debtors hereby (i) assign to Secured Party the proceeds of all property insurance covering the Collateral up to the amount of the Obligations and (ii) direct any insurer to make payments directly to Secured Party. Each Debtor hereby appoints Secured Party as its attorney-in-fact, which appointment shall be irrevocable and coupled with an interest for so long as Obligations are unpaid, upon the occurrence and continuation of a Default beyond any applicable grace period, to file proof of loss and/or any other forms required to collect from any insurer any amount due from any damage to or destruction of Collateral, to agree to and bind such Debtor as to the amount of said recovery, to designate any payees of such recovery, to grant releases to insurer, to grant subrogation rights to any insurer, and to endorse any settlement check or draft. Debtors agree not to exercise any of the foregoing powers granted to Secured Party without Secured Party’s prior written consent.

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Section 8. TAXES.

Debtors agree to pay promptly all taxes and assessments upon or for the use of Collateral. At its option, Secured Party may discharge taxes, liens, security interests or other encumbrances at any time levied or placed on Collateral. Debtors agree to reimburse Secured Party, on demand, for any such payment made by Secured Party. Any amounts so paid shall be added to the Obligations.

Section 9. FINANCING STATEMENTS, CERTIFICATES OF TITLE, POWER OF ATTORNEY.

No financing statement (other than any filed or approved by Secured Party) covering any Collateral is on file in any public filing office. Each Debtor authorizes the filing by Secured Party at any time and from time to time of one or more financing statements and amendments thereto covering the Collateral in form satisfactory to Secured Party (and which may describe the Collateral as all assets of Debtor), agrees to deliver certificates of title on which Secured Party’s lien has been indicated covering any Collateral subject to a certificate of title statute, and will pay all costs and expenses of filing or applying for the same. Each Debtor hereby constitutes and appoints Secured Party the true and lawful attorney of such Debtor with full power of substitution to take any and all appropriate action and to execute any and all documents, instruments or applications that may be necessary or desirable to accomplish the purpose and carry out the terms of this Agreement. The foregoing power of attorney is coupled with an interest and shall be irrevocable until all of the Obligations have been paid in full. Neither Secured Party nor anyone acting on its behalf shall be liable for acts, omissions, errors in judgment, or mistakes in fact in such capacity as attorney-in-fact. Debtors ratify all acts of Secured Party as attorney-in-fact. Debtors agree to take such other actions, at Debtors’ expense, as might be requested for the perfection, continuation and assignment, in whole or in part, of the security interests granted herein and to assure and preserve Secured Party’s intended priority position. If Debtors shall hold or acquire a commercial tort claim, Debtors will promptly notify Secured Party in writing thereof, such notice to provide the particulars of such claim and grant to Secured Party a security interest therein and in the proceeds thereof. If certificates, passbooks, or other documentation or evidence is/are issued or outstanding as to any of the Collateral, Debtors will cause the security interests of Secured Party to be properly protected, including perfection by notation thereon or delivery thereof to Secured Party.

Section 10. LANDLORD/MORTGAGEE WAIVERS.

Upon Secured Party’s written request, Debtors shall use commercially reasonable efforts to cause each landlord of real property leased by Debtors and each mortgagee of real property owned by Debtors to execute and deliver instruments reasonably satisfactory in form and substance to Secured Party by which such mortgagee or landlord subordinates its rights, if any, in the Collateral.

Section 11. CONTROL.

Upon Secured Party’s written request, Debtors shall authorize and direct any depositary bank or securities intermediary that holds Collateral to (i) comply with the terms of this Agreement and to enter into an agreement satisfactory to Secured Party to perfect Secured Party’s security interest in such Collateral by control and (ii) mark its records to show the security interest of and/or the transfer to Secured Party of the property pledged as Collateral hereunder. Debtors will cooperate with Secured Party in obtaining control with respect to Collateral consisting of electronic chattel paper and will not create any electronic chattel paper without taking all steps deemed necessary by Secured Party to confer control of the electronic chattel paper upon Secured Party in accordance with the UCC. Upon the occurrence and continuation of a Default beyond any applicable grace period, Secured Party shall be entitled to deliver to any depositary bank, securities intermediary or other applicable third party notice of the exercise of its control rights with respect to such Collateral.

Section 12. CHATTEL PAPER, ACCOUNTS, GENERAL INTANGIBLES.

Debtors warrant that Collateral consisting of chattel paper, accounts, or general intangibles is (i) genuine and enforceable in accordance with its terms; (ii) not subject to any defense, set-off, claim or counterclaim of a material nature against Debtors except as to which Debtors have notified Secured Party in writing; and (iii) not subject to any other circumstances that would impair the validity, enforceability, value, or amount of such Collateral except as to which Debtors have notified Secured Party in writing. Debtors shall not amend, modify or supplement any lease, contract or agreement contained in Collateral or waive any provision therein in a manner materially adverse to the Debtors’ interest or the Secured Party’s Collateral, without prior written consent of Secured Party. Debtors will not create any tangible chattel paper without placing a legend on the chattel paper acceptable to Secured Party indicating that Secured Party has a security interest in the chattel paper.

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Section 13. ACCOUNT INFORMATION.

From time to time, at Secured Party’s request, Debtors shall provide Secured Party with schedules describing all accounts, including customers’ addresses, created or acquired by Debtors and at Secured Party’s request shall execute and deliver written assignments of contracts and other documents evidencing such accounts to Secured Party for collateral purposes. Together with each schedule, Debtors shall, if requested by Secured Party, furnish Secured Party with copies of Debtors’ sales journals, invoices, customer purchase orders or the equivalent, and original shipping or delivery receipts for all goods sold, and Debtors warrant the genuineness thereof.

Section 14. ACCOUNT DEBTORS.

If a Default should occur, Secured Party shall have the right, at any time thereafter, to notify the account debtors obligated on any or all of the Collateral to make payment thereof directly to Secured Party, and Secured Party may take control of all proceeds of any such Collateral. The cost of such collection and enforcement, including attorneys’ fees and expenses, shall be borne solely by Debtors whether the same is incurred by Secured Party or Debtors. If a Default should occur, then upon demand of Secured Party, Debtors will, upon receipt of all checks, drafts, cash and other remittances in payment on Collateral, deposit the same in a special Secured Party account maintained with Secured Party, over which Secured Party also has the power of withdrawal.

If a Default should occur, no discount, credit, or allowance shall be granted by Debtors to any account debtor and no return of merchandise shall be accepted by Debtors without Secured Party’s consent. Secured Party may, after Default, settle or adjust disputes and claims directly with account debtors for amounts and upon terms that Secured Party considers advisable, and in such cases Secured Party will credit the Obligations with the net amounts received by Secured Party, after deducting all of the expenses incurred by Secured Party. Debtors agree to indemnify and defend Secured Party and hold it harmless with respect to any claim or proceeding arising out of any matter related to collection of Collateral.

Section 15. GOVERNMENT CONTRACTS.

If any Collateral covered hereby arises from obligations due to Debtors from any governmental unit or organization, Debtors shall promptly notify Secured Party in writing and, upon Secured Party’s request, execute all documents and take all actions deemed necessary by Secured Party to ensure recognition by such governmental unit or organization of the rights of Secured Party in the Collateral, including, without limitation, compliance with the Federal Assignment of Claims Act or like federal, state or local statute or rule.

Section 16. INVENTORY.

So long as no Default has occurred, Debtors shall have the right in the regular course of business, to process and sell Debtors’ inventory. If a Default should occur, Debtors will, upon receipt of all checks, drafts, cash and other remittances, in payment of Collateral sold, deposit the same in a special Secured Party account maintained with Secured Party, over which Secured Party also has the power of withdrawal. Debtors agree to notify Secured Party promptly in the event that any inventory purchased by or delivered to Debtors is evidenced by a bill of lading, dock warrant, dock receipt, warehouse receipt or other document of title and to deliver such document to Secured Party upon request.

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Section 17. INSTRUMENTS, CHATTEL PAPER, DOCUMENTS.

Unless Secured Party shall hereafter otherwise direct or consent in writing, any Collateral that is, or is evidenced by, instruments, chattel paper or negotiable documents will be properly assigned to and the originals of any such Collateral in tangible form (accompanied by such instruments of transfer and assignment duly executed in blank as Secured Party may from time to time specify) deposited with and held by Secured Party. Secured Party may, without notice, after the occurrence and continuance of a Default beyond any applicable grace period, exercise any or all rights of collection, conversion, or exchange and other similar rights, privileges and options pertaining to such Collateral, but shall have no duty to do so.

Section 18. INTELLECTUAL PROPERTY

Debtors shall execute and deliver any and all supplemental agreements, instruments and documents as Secured Party may reasonably request to further evidence or facilitate the perfection of Secured Party’s security interest in any patents, patent rights, licenses, trademarks, trademark rights, service marks, service mark rights, trade names, copyrights or copyright registrations of Debtors, and Debtors hereby constitute Secured Party as their attorney-in-fact to execute and file all such agreements, instruments and documents with appropriate federal and state governmental offices, such power being coupled with an interest and irrevocable until the Obligations are satisfied in full.

Section 19. COLLATERAL DUTIES.

Secured Party shall have no custodial or ministerial duties to perform with respect to Collateral pledged except as set forth herein; and by way of explanation and not by way of limitation, Secured Party shall incur no liability for any of the following: (i) loss or depreciation of Collateral (unless caused by its willful misconduct or gross negligence), or (ii) failure to present any paper for payment or protest, to protest or give notice of nonpayment, or any other notice with respect to any paper or Collateral.

Section 20. TRANSFER OF COLLATERAL.

Secured Party may assign its rights in Collateral or any part thereof to any assignee who shall thereupon become vested with all the powers and rights herein given to Secured Party with respect to the property so transferred and delivered, and Secured Party shall thereafter be forever relieved and fully discharged from any liability with respect to such property so transferred, but with respect to any property not so transferred, Secured Party shall retain all rights and powers hereby given.

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Section 21. INSPECTION, BOOKS AND RECORDS.

Debtors will at all times keep accurate and complete records covering each item of Collateral, including the proceeds therefrom. Secured Party, or any of its agents, shall have the right, at intervals to be determined by Secured Party and without hindrance or delay, at Debtors’ expense, to inspect, audit, and examine the Collateral and to make copies of and extracts from the books, records, journals, orders, receipts, correspondence and other data relating to Collateral, Debtors’ business or any other transaction between the parties hereto. Debtors will at their expense furnish Secured Party copies thereof upon request. For the further security of Secured Party, it is agreed that Secured Party has and is hereby granted a security interest in all books and records of Debtors pertaining to the Collateral.

Section 22. COMPLIANCE WITH LAW.

Debtors will comply in all material respects with all federal, state and local laws and regulations, applicable to them, including, without limitation, environmental and labor laws and regulations, in the creation, use, operation, manufacture and storage of the Collateral and the conduct of their businesses.

Section 23. REGULATION U.

None of the proceeds of the credit secured hereby shall be used directly or indirectly for the purpose of purchasing or carrying any margin stock in violation of any of the provisions of Regulation U of the Board of Governors of the Federal Reserve System (“Regulation U”), or for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry margin stock or for any other purchase which might render the Loan evidenced by the Note a “Purpose Credit” within the meaning of Regulation U.

Section 24. ATTORNEYS’ FEES AND OTHER COSTS OF COLLECTION.

Debtors shall pay all of Secured Party’s expenses incurred in enforcing this Agreement and in preserving and liquidating Collateral, including, but not limited to, reasonable attorneys’ and experts’ fees and expenses, whether incurred with or without the commencement of a suit, trial, arbitration, or administrative proceeding, or in any appellate or bankruptcy proceeding.

Section 25. DEFAULT.

If any of the following occurs, a default (“Default”) under this Agreement shall exist:

A. Loan Document Default. A default or an event of default under this Agreement or any other Loan Document.

B. Collateral Loss or Destruction. Any loss, theft, substantial damage, or destruction of Collateral not fully covered by insurance, or as to which insurance proceeds are not (i) used to replace or repair such damaged Collateral or (ii) remitted to Secured Party, in either case within sixty (60) days of the loss.

C. Collateral Sale, Lease or Encumbrance. Any sale, lease, or encumbrance of any Collateral not specifically permitted herein or under the Loan Documents without prior written consent of Secured Party.

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D. Levy, Seizure or Attachment. The making of any levy, seizure, or attachment on or of Collateral which is not removed within ten (10) days.

E. Unauthorized Collection of Collateral. Any attempt, outside the ordinary course of business, to collect, cash in or otherwise recover deposits that are Collateral.

F. Third Party Breach. Any default or breach by a depositary bank or securities intermediary of any provision contained in a control agreement entered into pursuant to Section 11 in connection with any of the Collateral.

G. Unauthorized Termination. Any attempt to terminate, revoke, rescind, modify, or violate the terms of this Agreement or any control agreement without the prior written consent of Secured Party.

H. Impairment of Security. If any lien granted hereunder shall terminate (except in accordance with its terms) or shall cease to be a first priority perfected security interest in favor of Secured Party (subject to the Permitted Encumbrances or other security interests or claims approved by Secured Party).

Section 26. REMEDIES ON DEFAULT (INCLUDING POWER OF SALE).

If a Default occurs, Secured Party shall have all the rights and remedies of a secured party under the UCC. Without limitation thereto, Secured Party shall have the following rights and remedies: (i) to take immediate possession of Collateral, without notice or resort to legal process, and for such purpose, to enter upon any premises on which Collateral or any part thereof may be situated and to remove the same therefrom, or, at its option, to render Collateral unusable or dispose of said Collateral on Debtors’ premises; (ii) to require Debtors to assemble the Collateral and make it available to Secured Party at a place to be designated by Secured Party; (iii) to exercise its right of set-off or Secured Party lien as to any monies of Debtors deposited in accounts of any nature maintained by Debtors with Secured Party or affiliates of Secured Party, without advance notice, regardless of whether such accounts are general or special; and (iv) to dispose of Collateral, as a unit or in parcels, separately or with any real property interests also securing the Obligations, in any county or place to be selected by Secured Party, at either private or public sale (at which public sale Secured Party may be the purchaser) with or without having the Collateral physically present at said sale.

Any notice of sale, disposition or other action by Secured Party required by law and sent to Debtors at Debtors’ address shown above, or at such other address of Debtors as may from time to time be shown on the records of Secured Party, at least ten (10) days prior to such action, shall constitute reasonable notice to Debtors. Notice shall be deemed given or sent when mailed, via certified mail, postage prepaid to Debtors’ address as provided herein. Secured Party shall be entitled to apply the proceeds of any sale or other disposition of the Collateral, and the payments received by Secured Party with respect to any of the Collateral, to Obligations in such order and manner as Secured Party may determine. Collateral that is subject to rapid declines in value and is customarily sold in recognized markets may be disposed of by Secured Party in a recognized market for such collateral without providing notice of sale. Debtors waive any and all requirements that the Secured Party sell or dispose of all or any part of the Collateral at any particular time, regardless of whether Debtors have requested such sale or disposition.

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Section 27. STANDARDS FOR EXERCISING RIGHTS AND REMEDIES

To the extent that applicable law imposes duties on Secured Party to exercise remedies in a commercially reasonable manner, Debtors acknowledge and agree that it is not commercially unreasonable for Secured Party (i) to fail to incur expenses reasonably deemed significant by Secured Party to prepare Collateral for disposition or otherwise to fail to complete raw material or work in process into finished goods or other finished products for disposition, (ii) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (iii) to fail to exercise collection remedies against account debtors or other persons obligated on Collateral or to fail to remove liens or encumbrances on or any adverse claims against Collateral, (iv) to exercise collection remedies against account debtors and other persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (v) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (vi) to contact other persons, whether or not in the same business as Debtors, for expressions of interest in acquiring all or any portion of the Collateral, (vii) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the collateral is of a specialized nature, (viii) to dispose of Collateral by utilizing Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets, (ix) to dispose of assets in wholesale rather than retail markets, (x) to disclaim disposition warranties, (xi) to purchase insurance or credit enhancements to insure Secured Party against risks of loss, collection or disposition of Collateral or to provide to Secured Party a guaranteed return from the collection or disposition of Collateral, or (xii) to the extent deemed appropriate by Secured Party, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist Secured Party in the collection or disposition of any of the Collateral. Debtors acknowledge that the purpose of this Section 27 is to provide non-exhaustive indications of what actions or omissions by Secured Party would fulfill Secured Party’s duties under the UCC or other applicable law in Secured Party’s exercise of remedies against the Collateral and that other actions or omissions by Secured Party shall not be deemed to fail to fulfill such duties solely on account of not being indicated in this Section 27. Without limitation upon the foregoing, nothing contained in this Section 27 shall be construed to grant any rights to Debtors or to impose any duties on Secured Party that would not have been granted or imposed by this Agreement or by applicable law in the absence of this Section 27.

Section 28. REMEDIES ARE CUMULATIVE.

No failure on the part of Secured Party to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by Secured Party of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein provided are cumulative and are not exclusive of any remedies provided by law, in equity, or in other Loan Documents.

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Section 29. WAIVERS BY DEBTORS.

Debtors agree not to assert against Secured Party as a defense (legal or equitable), as a set-off, as a counterclaim, or otherwise, any claims Debtors may have against any seller or lessor that provided personal property or services relating to any part of the Collateral or against any other party liable to Secured Party for all or any part of the Obligations. Debtors waive all exemptions and homestead rights with regard to the Collateral. Debtors waive any and all rights to any bond or security which might be required by applicable law prior to the exercise of any of Secured Party’s remedies against any Collateral. All rights of Secured Party and security interests hereunder, and all obligations of Debtors hereunder, shall be absolute and unconditional, not discharged or impaired irrespective of (and regardless of whether Debtors receive any notice of): (i) any lack of validity or enforceability of any Loan Document; (ii) any change in the time, manner or place of payment or performance, or in any term, of all or any of the Obligations or the Loan Documents or any other amendment or waiver of or any consent to any departure from any Loan Document; or (iii) any exchange, insufficiency, unenforceability, enforcement, release, impairment or non-perfection of any Collateral, or any release of or modifications to or insufficiency, unenforceability or enforcement of the obligations of any guarantor or other obligor. To the extent permitted by law, Debtors hereby waive any rights under any valuation, stay, appraisement, extension or redemption laws now existing or which may hereafter exist and which, but for this provision, might be applicable to any sale or disposition of the Collateral by Secured Party; and any other circumstance which might otherwise constitute a defense available to, or a discharge of any party with respect to the Obligations. To the extent it may lawfully do so, Debtors waive the benefit of all laws relating to the marshalling of collateral.

Section 30. INDEMNIFICATION.

Debtors shall protect, indemnify and save harmless Secured Party from and against all losses, liabilities, obligations, claims, damages, penalties, fines, causes of action, costs and expenses (including, without limitation, reasonable attorneys’ fees and expenses) (collectively, “Damages”) imposed upon, incurred by or asserted against Secured Party on account of or in connection with (i) the Loan Documents or any failure or alleged failure of Debtors to comply with any of the terms or representations of, or the inaccuracy or breach of any representation in, the Loan Documents; (ii) the Collateral, any claim of loss or damage to the Collateral or any injury or claim of injury to, or death of, any person or property that may be occasioned by any cause whatsoever pertaining to the Collateral or the use, occupancy or operation thereof; (iii) any failure or alleged failure of Debtors to comply with any law, rule or regulation applicable to them or to the Collateral or the use, occupancy or operation of the Collateral (including, without limitation, the failure to pay any taxes, fees or other charges); (iv) any Damages whatsoever by reason of any alleged action, obligation or undertaking of Secured Party relating in any way to or any matter contemplated by the Loan Documents; or (v) any claim for brokerage fees or such other commissions relating to the Collateral or any other Obligations; provided that such indemnity shall be effective only to the extent of any Damages that may be sustained by Secured Party in excess of any net proceeds actually received by it from any insurance of Debtors (other than self-insurance) with respect to such Damages. Nothing contained herein shall require Debtors to indemnify Secured Party for any Damages resulting from Secured Party’s gross negligence or its willful misconduct. The indemnity provided for herein shall survive payment of the Obligations and shall extend to the officers, directors, employees and duly authorized agents of Secured Party. In the event Secured Party incurs any Damages arising out of or in any way relating to the transactions contemplated by the Loan Documents (including any of the matters referred to in this section), the amounts of such Damages shall be added to the Obligations, shall bear interest, to the extent permitted by law, at the interest rate borne by the Obligations from the date incurred until paid and shall be payable on demand.

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Section 31. MISCELLANEOUS.

A. Amendments and Waivers. No waiver, amendment or modification of any provision of this Agreement shall be valid unless in writing and signed by Debtors and Secured Party. No waiver by Secured Party of any Default shall operate as a waiver of any other Default or of the same Default on a future occasion.

B. Assignment. All rights of Secured Party hereunder are freely assignable, in whole or in part, and shall inure to the benefit of and be enforceable by Secured Party, its successors, assigns and affiliates. Debtors shall not assign their rights and interest hereunder without the prior written consent of Secured Party, and any attempt by Debtors to assign without Secured Party’s prior written consent is null and void. Unless otherwise agreed in writing by Secured Party, any assignment shall not release Debtors from the Obligations. This Agreement shall be binding upon Debtors, and the successors and permitted assigns of Debtors.

C. Applicable Law. This Agreement shall be governed by and construed under the law of the State of Delaware (the “Jurisdiction”) without regard to the Jurisdiction’s conflict of laws principles, except to the extent that the UCC requires the application of the law of a different jurisdiction.

D. Jurisdiction. Debtors irrevocably agree to non-exclusive personal jurisdiction in the state identified as the Jurisdiction above.

E. Waiver of Jury Trial. DEBTORS WAIVE THEIR RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, ANY RIGHTS, REMEDIES, OBLIGATIONS, OR DUTIES HEREUNDER, OR THE PERFORMANCE OR ENFORCEMENT HEREOF OR THEREOF. Except as prohibited by law, the parties waive any right which they may have to claim or recover in any litigation any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. Debtors (i) certify that neither Secured Party nor any representative, agent or attorney of Secured Party has represented, expressly or otherwise, that Secured Party would not, in the event of litigation, seek to enforce the foregoing waivers or other waivers contained in this Agreement, and (ii) acknowledge that, in entering into the Loan Documents to which Secured Party is a party, the Secured Party is relying upon, among other things, the waivers and certifications contained in this Section.

F. Severability. If any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective but only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

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G. Notices. Any notices to Debtors shall be sufficiently given, if in writing and mailed or delivered to the address of Debtors shown above or such other address as provided hereunder; and to Secured Party, if in writing and mailed or delivered to the address of Secured Party shown above or such other address as Secured Party may specify in writing from time to time. In the event that Debtors changes their mailing address at any time prior to the date the Obligations are paid in full, Debtors agree to promptly give written notice of said change of address by registered or certified mail, return receipt requested, all charges prepaid.

H. Captions. The captions contained herein are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or any provision hereof. The use of the plural shall also mean the singular, and vice versa.

I. Binding Contract. By execution and acceptance of this Agreement, Debtors and Secured Party agree that each party is bound by all terms and provisions of this Agreement.

J. Final Agreement. This Agreement and the other Loan Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent written or oral agreements of the parties. There are no unwritten oral agreements between the parties.

[Signatures Follow on Next Page]

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IN WITNESS WHEREOF, Debtors and Secured Party, on the day and year first written above, have caused this Security Agreement to be executed under seal.

DEBTORS:

MECKLERMEDIA CORPORATION

By  /s/ Alan M. Meckler

Name: Alan M. Meckler

Title: CEO

MECKLERMEDIA.COM SUBSIDIARY CORPORATION

By: /s/ Alan M. Meckler

Name: Alan M. Meckler

Title: CEO

INSIDE NETWORK, INC.

By: /s/ Alan M. Meckler

Name: Alan M. Meckler

Title: CEO

SECURED PARTY:

DREW LANE HOLDINGS, LLC

By: /s/ James S. Gertler

Name: James S. Gertler

Title: Managing Member

[Signature Page to Security Agreement]

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